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                                                  EXHIBIT 23
                                                  PITTWAY CORPORATION
                                                  DECEMBER 31, 1995

                                                  FORM 11-K




                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-35168) of Pittway Corporation of our report dated June 21, 1996 appearing on page 5 of this Form 11-K.












/s/ Price Waterhouse LLP
Price Waterhouse LLP


Chicago, Illinois
June 27, 1996






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